UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2013

CHINA ARMCO METALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34631	26-0491904
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Water Park Drive, Suite 98 San Mateo, CA	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 212-7620

(Former name or former address, if changed since last report.)  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On March 29, 2013, China Armco Metals, Inc. (the “Company”) issued a press release to announce its financial results for its fiscal year ended December 31, 2012 (the “2012 Financial Results”).  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

On April 1, 2013, the Company made presentations, by a teleconference, to discuss its 2012 Financial Results and correct three errors that were inadvertently included in the press release. The three errors are set forth below:

●

The sentence “[b]y March 25, 2012, the Company's trading business has delivered metal ores to its customers approximately 21,000 tons and 17,000 tons to be delivered”, should read as “[b]y March 25, 2013, the Company's trading business has delivered metal ores to its customers approximately 21,000 tons and 17,000 tons to be delivered.”

●

The sentence “[b]y March 25, 2013, the Company has received orders in aggregate approximately 360,000 MT for 2013 and beyond and has delivered approximately $26,500 and additional $10,000 in the shipping process”, should read as “[b]y March 25, 2013, the Company has received orders in aggregate approximately 360,000 MT for 2013 and beyond and has delivered approximately 26,500 MT and additional 10,000 MT in the shipping process.”

A copy of the teleconference script is furnished as Exhibit 99.2 to this Form 8-K.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
99.1	Press release of China Armco Metals, Inc. dated March 29, 2013 (furnished herewith)
99.2	Teleconference Script of China Armco Metals, Inc. dated April 1, 2013 (furnished herewith)

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA AMRCO METALS, INC.

Date: April 5, 2013	By:	/s/ Kexuan Yao
Name: Kexuan Yao Title: CEO and Chairman of the Board

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release of China Armco Metals, Inc. dated March 29, 2013 (furnished herewith)
99.2	Teleconference Script of China Armco Metals, Inc. dated April 1, 2013 (furnished herewith)